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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC  20549



                                      FORM 8-K




                                   CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported):  April 1, 1998





                                OVERLAND DATA, INC.
               (Exact name of registrant as specified in its charter)

                                     CALIFORNIA
                   (State or other jurisdiction of incorporation)


            0-22071                                     95-3535285
  (Commission File Number)                   (IRS Employer Identification No.)


               8975 Balboa Avenue, San Diego, California  92123-1599
            (Address of principal executive offices, including zip code)

                                   (619) 571-5555
                (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

Overland Data, Inc. (the "Company") incorporates by reference herein the press release, dated April 1, 1998, with respect to the Company's announcement of its cross-license agreement with Tandberg Data ASA for SLR/MLR Technology and VR2 Technology.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     (i)  Exhibit 99 -- Press Release dated April 1, 1998


                                     SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   OVERLAND DATA, INC.
Date:  April 9, 1998               By:  /s/  Vernon A. LoForti
                                        ----------------------------
                                             Vernon A. LoForti
                                             Vice President and
                                             Chief Financial Officer